SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported) March 23, 2004
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                         THE FIRST AMERICAN CORPORATION
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             (Exact Name of the Registrant as Specified in Charter)

California                           0-3658                           95-1068610
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(State or Other Jurisdiction        (Commission                    (IRS Employer
of Incorporation)                    File Number)            Identification No.)

1 First American Way, Santa Ana, California                           92707-5913
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code (714) 800-3000
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                                 Not Applicable.
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 7.    Exhibits.


Exhibit No.                  Description
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99.1                         Press Release.


Item 9.          Regulation FD Disclosure.

     On March 23, 2004, The First American Corporation issued a press release announcing that its board of directors has approved the redemption of First American's 4.50% Senior Convertible Debentures Due 2008, and that First American plans to redeem such debentures on April 15, 2004. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1.

     The information in this current report and in the exhibit hereto is deemed to be "furnished" pursuant to Item 9 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act, and is not incorporated by reference into any filings with the SEC unless it shall be explicitly so incorporated in such filings.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE FIRST AMERICAN CORPORATION



Date: March 23, 2004                By: /s/ Thomas A. Klemens
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                                      Name:   Thomas A. Klemens
                                      Title:  Senior Executive Vice President
                                              and Chief Financial Officer